EXHIBIT 10.9


                                    FORM OF
                       EXECUTIVE SUPPLEMENTAL RETIREMENT
                                INCOME AGREEMENT
                             FOR EXECUTIVE OFFICERS

            WILLIAM C. HENSON, CHARLES B. PAQUETTE, WILLIAM G. PIKE

                                 GRANITE BANK
                             Keene, New Hampshire

                                  April, 1999













                 Financial Institution Consulting Corporation
                         700 Colonial Road, Suite 260
                           Memphis, Tennessee 38117
                             WATS: 1-800-873-0089
                              FAX: (901) 684-7411
                                (901) 684-7400


              EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT


	This Executive Supplemental Retirement Income Agreement (the "Agreement"), effective as of the 1st day of April 1999, formalizes the understanding by and between GRANITE BANK (the "Bank"), a commercial bank, and _____________________ (hereinafter referred to as "Executive"). Granite State Bankshares, Inc. (the "Holding Company") is a party to this Agreement for the sole purpose of guaranteeing the Bank's performance hereunder.

                                  W I T N E S S E T H :

	WHEREAS, the Executive is employed by the Bank; and

	WHEREAS, the Bank recognizes the valuable services heretofore performed by the Executive and wishes to encourage his continued employment; and

	WHEREAS, the Executive wishes to be assured that he will be entitled to a certain amount of additional compensation for some definite period of time from and after retirement from active service with the Bank or other termination of employment and wishes to provide his beneficiary with benefits from and after death; and

	WHEREAS, the Bank and the Executive wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Executive after retirement or other termination of employment and/or death benefits to his beneficiary after death; and

	WHEREAS, the Bank has adopted this Executive Supplemental Retirement Income Agreement which controls all issues relating to benefits as described herein;
	NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Executive agree as follows:
                                   SECTION I
                                  DEFINITIONS
        When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1	"Accrued Benefit Account" shall be represented by the bookkeeping entries required to record the Executive's (i) Phantom Contributions plus
     (ii) accrued interest, equal to the Interest Factor, earned to-date on such amounts. However, neither the existence of such bookkeeping entries nor the Accrued Benefit Account itself shall be deemed to create either a trust of any kind, or a fiduciary relationship between the Bank and the Executive or any Beneficiary.

1.2	"Act" means the Employee Retirement Income Security Act of 1974, as
     amended from time to time.

1.3	"Bank" means GRANITE BANK and any successor thereto.

1.4	"Beneficiary" means the person or persons (and their heirs) designated as Beneficiary in Exhibit B of this Agreement to whom the deceased Executive's benefits are payable. If no Beneficiary is so designated, then the Executive's Spouse, if living, will be deemed the Beneficiary. If the Executive's Spouse is not living, then the Children of the Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no Children, then the Estate of the Executive will be deemed the Beneficiary.

1.5	"Benefit Age" means the later of: (i) the Executive's sixty-five (65th)
     birthday or (ii) the actual date the Executive's full-time service with the Bank terminates. The Board of Directors may, however, in its sole discretion, amend clause (i) of this Subsection to lower the Executive's Benefit Age in any instance in which the Executive's employment terminates prior to Retirement Age and the Board of Directors determines that such an amendment is advisable, based on the circumstances of such termination, or amend clause (ii) of this Subsection, upon the Executive's request, to permit the Executive to commence receiving his Supplemental Retirement Income Benefit upon the attainment of age sixty-five (65) despite the fact that the Executive's full-time service with the Bank has not terminated.

1.6	"Benefit Eligibility Date" means the date on which the Executive is entitled to receive any benefit(s) pursuant to Section(s) III or V of this Agreement. It shall be the first day of the month following the month in which the Executive attains his Benefit Age.

1.7	"Board of Directors" means the board of directors of the Bank.

1.8	"Cause" means personal dishonesty, willful misconduct, willful malfeasance, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), or final cease-and-desist order, material breach of any provision of this Agreement, or gross negligence in matters of material importance to the Bank.

1.9	"Change in Control" shall mean and include the following with respect to the Bank or Holding Company:
	(1)	a Change in Control of a nature that would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or
	(2)	a change in control of the Bank or Holding Company within the meaning of 12 C.F.R. section 225.41 of Regulation Y of the Federal Reserve Board; or
	(3)	a Change in Control at such time as
		(i)	any "person" (as the term is used in Sections 13(d) and
     14(d) of the Exchange Act) or "group acting in concert" is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing Ten Percent (10.0%) or more of any class of equity securities of the Bank or the Holding Company (except for any securities purchased by the Bank's Employee Stock Ownership Plan and Trust) or any combination of common stock, or other securities, rights, options or warrants that are convertible into or otherwise carry the right to acquire, shares of any class of equity security that would constitute, upon such conversion or the exercise of such right, ten percent (10%) of any class of equity security of the Bank or the Holding Company after giving effect to such conversion or exercise; or
		(ii)	individuals who constitute the board of directors on
     the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the Holding Company's nominating committee which is comprised of members of the Incumbent Board, shall be, for purposes of this clause
     (ii), considered as though he were a member of the Incumbent Board; or

		(iii)	merger, consolidation, or sale of all or substantially
      all of the assets of the Holding Company occurs; or
		(iv)	a proxy statement is issued soliciting proxies from the
      stockholders of the Holding Company by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger, or consolidation of the Holding Company with one or more corporations as a result of which the outstanding shares of the class of the Holding Company's securities are exchanged for or converted into cash or property or securities not issued by the Holding Company.

        The term "person" includes an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities. The term "acquire" means obtaining ownership, control, power to vote or sole power of disposition of stock, directly or indirectly or through one or more transactions or subsidiaries, through purchase, assignment, transfer, exchange, succession or other means, including (1) an increase in percentage ownership resulting from a redemption, repurchase, reverse stock split or a similar transaction involving other securities of the same class; and (2) the acquisition of stock by a group of persons and/or companies acting in concert which shall be deemed to occur upon the formation of such group, provided that an investment advisor shall not be deemed to acquire the voting stock of its advisee if the advisor (a) votes the stock only upon instruction from the beneficial owner and (b) does not provide the beneficial owner with advice concerning the voting of such stock. The term "security" includes nontransferable subscription rights issued pursuant to a plan of conversion, as well as a "security," as defined in 15 U.S.C. section 78c(2)(1); and the term "acting in concert" means (1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise. Further, acting in concert with any person or company shall also be deemed to be acting in concert with any person or company that is acting in concert with such other person or company.

	Notwithstanding the above definitions, the Boards, in their absolute discretion, may make a finding that a Change in Control of the Bank or the Holding Company has taken place without the occurrence of any or all of the events enumerated above.

1.10 "Children" means all natural or adopted children of the Executive, and issue of any predeceased child or children.

1.11	"Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.12	"Contribution(s)" means those annual contributions which the Bank is required to make to the Retirement Income Trust Fund on behalf of the Executive in accordance with Subsection 2.1(a) and in the amounts set forth in Exhibit A of the Agreement.

1.13	(a) "Disability Benefit" means the benefit payable to the Executive following a determination, in accordance with Subsection 6.1(a), that he is no longer able, properly and satisfactorily, to perform his duties at the Bank.
        (b) "Disability Benefit-Supplemental" (if applicable) means the benefit payable to the Executive's Beneficiary upon the Executive's death in accordance with Subsection 6.1(b).

1.14	"Effective Date" of this Agreement shall be April 1, 1999.

1.15	"Estate" means the estate of the Executive.

1.16 "Holding Company" means Granite State Bankshares, Inc., a corporation organized under the laws of the State of New Hampshire, the holding company for the Bank, and any successor thereto.

1.17	"Interest Factor" means monthly compounding, discounting or
      annuitizing, as applicable, at a rate set forth in Exhibit A.

1.18	"Payout Period" means the time frame during which certain benefits payable hereunder shall be distributed. Payments shall be made in monthly installments commencing on the first day of the month following the occurrence of the event which triggers distribution and continuing for the Executive's life or for a period of one hundred eighty (180) months, whichever is longer. Should the Executive make a Timely Election to receive a lump sum benefit payment, the Executive's Payout Period shall be deemed to be one (1) month.

1.19	"Phantom Contributions" means those annual Contributions which the
      Bank is no longer required to make on behalf of the Executive to the Retirement Income Trust Fund. Rather, once the Executive has exercised the withdrawal rights provided for in Subsection 2.2, the Bank shall be required to record the annual amounts set forth in Exhibit A of the Agreement in the Executive's Accrued Benefit Account, pursuant to Subsection 2.1.

1.20	"Plan Year" shall mean April 1, 1999 through December 31, 1999, for the first Plan Year. Thereafter, the term shall mean the twelve (12) month period commencing January 1, 2000 and each consecutive twelve (12) month period thereafter.

1.21 "Retirement Age" means the Executive's sixty-fifth (65th) birthday provided, however, that the Executive's actual retirement from full-time employment may occur at any later date mutually agreed upon by the parties.

1.22	"Retirement Income Trust Fund" means the trust fund account
      established by the Executive and into which annual Contributions will be made by the Bank on behalf of the Executive pursuant to Subsection 2.1. The contractual rights of the Bank and the Executive with respect to the Retirement Income Trust Fund shall be outlined in a separate writing to be known as the ___________ Grantor Trust agreement.

1.23 "Spouse" means the individual to whom the Executive is legally married at the time of the Executive's death, provided, however, that the term "Spouse" shall not refer to an individual to whom the Executive is legally married at the time of death if the Executive and such individual have entered into a formal separation agreement or initiated divorce proceedings.

1.24	"Supplemental Retirement Income Benefit" means an annual amount (before taking into account federal and state income taxes), payable in monthly installments throughout the Payout Period. Such benefit is projected pursuant to the Agreement for the purpose of determining the Contributions to be made to the Retirement Income Trust Fund (or Phantom Contributions to be recorded in the Accrued Benefit Account). The annual Contributions and Phantom Contributions have been actuarially determined, using the assumptions set forth in Exhibit A, in order to fund for the projected Supplemental Retirement Income Benefit. The Supplemental Retirement Income Benefit for which Contributions (or Phantom Contributions) are being made (or recorded) is set forth in Exhibit A.

1.25	"Timely Election" means the Executive has made an election to change the form of his benefit payment(s) by filing with the Administrator a Notice of Election to Change Form of Payment (Exhibit C of this Agreement). In the case of benefits payable from the Accrued Benefit Account, such election shall have been made prior to the event which triggers distribution and at least two (2) years prior to the Executive's Benefit Eligibility Date. In the case of benefits payable from the Retirement Income Trust Fund, such election may be made at any time.

                                   SECTION II
                              BENEFITS - GENERALLY

2.1 (a) Retirement Income Trust Fund and Accrued Benefit Account. The Executive shall establish the _________________ Grantor Trust into which the Bank shall be required to make annual Contributions on the Executive's behalf, pursuant to Exhibit A and this Section II of the Agreement. A trustee shall be selected by the Executive. The trustee shall maintain an account, separate and distinct from the Executive's personal contributions, which account shall constitute the Retirement Income Trust Fund. The trustee shall be charged with the responsibility of investing all contributed funds. Distributions from the Retirement Income Trust Fund of the __________Grantor Trust may be made by the trustee to the Executive, for purposes of payment of any income or employment taxes due and owing on Contributions by the Bank to the Retirement Income Trust Fund, if any, and on any taxable earnings associated with such Contributions which the Executive shall be required to pay from year to year, under applicable law, prior to actual receipt of any benefit payments from the Retirement Income Trust Fund. If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, the Bank's obligation to make Contributions to the Retirement Income Trust Fund shall cease and the Bank's obligation to record Phantom Contributions in the Accrued Benefit Account shall immediately commence pursuant to Exhibit A and this Section II of the Agreement. To the extent this Agreement is inconsistent with the __________ Grantor Trust agreement, the ____________ Grantor Trust Agreement shall supersede this Agreement.

The annual Contributions (or Phantom Contributions) required to be made by the Bank to the Retirement Income Trust Fund (or recorded by the Bank in the Accrued Benefit Account) have been actuarially determined and are set forth in Exhibit A which is attached hereto and incorporated herein by reference. Contributions shall be made by the Bank to the Retirement Income Trust Fund
(i) within seventy-five (75) days of establishment of such trust, and (ii) within the first ten (10) days of the beginning of each subsequent Plan Year, unless this Section expressly provides otherwise. Phantom Contributions, if any, shall be recorded in the Accrued Benefit Account within the first thirty
(30) days of the beginning of each applicable Plan Year, unless this Section expressly provides otherwise. Phantom Contributions shall accrue interest at a rate equal to the Interest Factor, during the Payout Period, until the balance of the Accrued Benefit Account has been fully distributed. Interest on any Phantom Contribution shall not commence until such Payout Period commences.

The Administrator shall review the schedule of annual Contributions (or Phantom Contributions) provided for in Exhibit A (i) within thirty (30) days prior to the close of each Plan Year and (ii) if the Executive is employed by the Bank until attaining Retirement Age, on or immediately before attainment of such Retirement Age. Such review shall consist of an evaluation of the accuracy of all assumptions used to establish the schedule of Contributions (or Phantom Contributions). Provided that (i) the Executive has not exercised his withdrawal rights pursuant to Subsection 2.2 and (ii) the investments contained in the Retirement Income Trust Fund have been deemed reasonable by the Bank, the Administrator shall prospectively amend or supplement the schedule of Contributions provided for in Exhibit A should the Administrator determine during any such review that an increase in or supplement to the schedule of Contributions is necessary in order to adequately fund the Retirement Income Trust Fund so as to provide an annual benefit (or to provide the lump sum equivalent of such benefit, as applicable) equal to the Supplemental Retirement Income Benefit, on an after-tax basis, commencing at Benefit Age and payable for the duration of the Payout Period.

(b) Withdrawal Rights Not Exercised.

(1) Contributions Made Annually
If the Executive does not exercise any withdrawal rights pursuant to Subsection 2.2, the annual Contributions to the Retirement Income Trust Fund shall continue each year, unless this Subsection 2.1(b) specifically states otherwise, until the earlier of (i) the last Plan Year that Contributions are required pursuant to Exhibit A, or (ii) the Plan Year of the Executive's termination of employment.

(2) Termination Following a Change in Control
If the Executive does not exercise his withdrawal rights pursuant to Subsection
2.2 and a Change in Control occurs at the Bank, followed within thirty-six
(36) months by either (i)the Executive's involuntary termination of employment, or (ii) Executive's voluntary termination of employment after: (A) a material change in the Executive's function, duties, or responsibilities, which change would cause the Executive's position to become one of lesser responsibility, importance, or scope from the position the Executive held at the time of the Change in Control, (B) a relocation of the Executive's principal place of employment by more than thirty (30) miles from its location prior to the Change in Control, or (C) a material reduction in the benefits and perquisites to the Executive from those being provided at the time of the Change in Control, the
Contribution set forth below shall be required of the Bank.   The Bank shall
be required to make a final Contribution to the Retirement Income Trust Fund within ten (10) days of the Executive's termination of employment equal to the present value (using the Interest Factor) of all remaining Contributions which would have been required to be made on behalf of Executive if Executive had remained in the employ of the Bank until Benefit Age; provided, however, in no event shall the Contribution be less than an amount which is sufficient to provide the Executive with after-tax benefits (assuming a constant tax rate equal to the rate in effect as of the date of Executive's termination) beginning at his Benefit Age, equal in amount to that benefit which would have been payable to the Executive if no secular trust had been implemented and the benefit obligation had been accrued under APB Opinion No. 12, as amended by FAS 106.

(3) Termination For Cause
If the Executive does not exercise his withdrawal rights pursuant to Subsection 2.2, and is terminated for Cause pursuant to Subsection 5.2, no further Contribution(s) to the Retirement Income Trust Fund shall be required of the Bank, and if not yet made, no Contribution shall be required for the Plan
Year in which such termination for Cause occurs.

(4) Involuntary Termination of Employment
If the Executive does not exercise his withdrawal rights pursuant to Subsection 2.2, and the Executive's employment with the Bank is involuntarily terminated for any reason, but excluding termination for Cause, due to disability or following a Change in Control, within ten (10) days of such involuntary termination of employment, the Bank shall be required to make an immediate lump sum Contribution to the Executive's Retirement Income Trust Fund in an amount equal to the: (i) the full Contribution required for the Plan Year in which such involuntary termination occurs, if not yet made, plus (ii) the present value (computed using a discount rate equal to the Interest Factor) of the lesser of (A) the next five (5) years Contributions to the Retirement Income Trust Fund or (B) all remaining Contributions to the Retirement Income Trust Fund; provided however, that, if necessary, an amount shall be contributed to the Retirement Income Trust Fund which is sufficient to provide the Executive with after tax benefits (assuming a constant tax rate equal to the rate in effect as of the date of the Executive's termination) beginning at his Benefit Age, equal in amount to that benefit which would have been payable to the Executive if no secular trust had been implemented and the benefit obligation had been accrued under APB Opinion No. 12, as amended by FAS 106.

(5) Termination Due to Disability
If the Executive does not exercise his withdrawal rights pursuant to Subsection 2.2, and the Executive's employment with the Bank is involuntarily terminated due to disability, the Bank shall be required to make an immediate Contribution to the Retirement Income Trust Fund in an amount equal to the full Contribution required for the Plan Year in which such disability termination occurs, if not yet made. No further Contributions shall be required.

(6) Death During Employment
If the Executive does not exercise any withdrawal rights pursuant to Subsection 2.2, and dies while employed by the Bank, and if, following the Executive's death, the assets of the Retirement Income Trust Fund are insufficient to provide the Supplemental Retirement Income Benefit to which the Executive is entitled, the Bank shall be required to make a Contribution to the Retirement Income Trust Fund equal to the sum of the remaining Contributions set forth on Exhibit A, after taking into consideration any payments under any life insurance policies that may have been obtained on the Executive's life by the Retirement Income Trust Fund. Such final contribution shall be payable in a lump sum to the Retirement Income Trust Fund within thirty (30) days of the Executive's death.

(c) Withdrawal Rights Exercised

(1)  Phantom Contributions Made Annually
If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, no further Contributions to the Retirement Income Trust Fund shall be required of the Bank. Thereafter, Phantom Contributions shall be recorded annually in the Executive's Accrued Benefit Account within ten (10) days of the beginning of each Plan Year, commencing with the first Plan Year following the Plan Year in which the Executive exercises his withdrawal rights. Such Phantom Contributions shall continue to be recorded annually, unless this Subsection 2.1(c) specifically states otherwise, until the earlier of (i) the last Plan Year that Phantom Contributions are required pursuant to Exhibit A, or (ii) the Plan Year of the Executive's termination of employment.

(2) Termination Following a Change in Control
If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, Phantom Contributions shall commence in the Plan Year following the Plan Year in which the Executive first exercises his withdrawal rights. If a Change in Control occurs at the Bank, and within thirty-six (36) months of such Change in Control, the Executive's employment is either (i) involuntarily terminated, or (ii) voluntarily terminated by the Executive after: (A) a material change in the Executive's function, duties, or responsibilities, which change would cause the Executive's position to become one of lesser responsibility, importance, or scope from the position the Executive held at the time of the Change in Control, (B) a relocation of the Executive's principal place of employment by more than thirty (30) miles from its location prior to the Change in Control, or (C) a material reduction in the benefits and perquisites to the Executive from those being provided at the time of the Change in Control, the Phantom Contribution set forth below shall be required of the Bank. The Bank shall be required to record a lump sum Phantom Contribution in the Accrued Benefit Account within ten (10) days of the Executive's termination of employment. The amount of such final Phantom Contribution shall be actuarially determined based on the Phantom Contribution required, at such time, in order to provide a benefit via this Agreement equivalent to the Supplemental Retirement Income Benefit, on an after-tax basis, commencing on the Executive's Benefit Eligibility Date and continuing for the duration of the Payout Period. (Such actuarial determination shall reflect the fact that amounts shall be payable from both the Accrued Benefit Account as well as the Retirement Income Trust Fund and shall also reflect the amount and timing of any withdrawal(s) made by the Executive from the Retirement Income Trust Fund pursuant to Subsection 2.2.)

(3) Termination For Cause
If the Executive is terminated for Cause pursuant to Subsection 5.2, the entire balance of the Executive's Accrued Benefit Account at the time of such termination, which shall include any Phantom Contributions which have been recorded plus interest accrued on such Phantom Contributions, shall be forfeited.

(4) Involuntary Termination of Employment
If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, and the Executive's employment with the Bank is involuntarily terminated for any reason including termination due to disability of the Executive, but excluding termination for Cause, or termination following a Change in Control, within ten (10) days of such involuntary termination of employment, the Bank shall be required to record a final Phantom Contribution in an amount equal to: (i) the full Phantom Contribution required for the Plan Year in which such involuntary termination occurs, if not yet made, plus (ii) the present value (computed using a discount rate equal to the Interest Factor) of the lesser of (A) the next five (5) years Contributions to the Retirement Income Trust Fund or (B) all remaining Phantom Contributions.


(5) Termination Due to Disability
If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, and the Executive's employment with the Bank is involuntarily terminated due to disability, the Bank shall be required to record an immediate Phantom Contribution to the Accrued Benefit Account of the Executive in an amount equal to the full Phantom Contribution required for the Plan Year in which such disability termination occurs, if not yet made. No further Phantom Contributions shall be required.

(6) Death During Employment
If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, and dies while employed by the Bank, Phantom Contributions included on Exhibit A shall be required of the Bank. Such Phantom Contributions shall commence in the Plan Year following the Plan Year in which the Executive exercises his withdrawal rights and shall continue through the Plan Year in which the Executive dies. The Bank shall also be required to record a final Phantom Contribution within thirty (30) days of the Executive's death. The amount of such final Phantom Contribution shall be actuarially determined based on the Phantom Contribution required at such time (if any), in order to provide a benefit via this Agreement equivalent to the Supplemental
Retirement Income Benefit commencing within thirty (30) days of the date the Administrator receives notice of the Executive's death and continuing for the duration of the Payout Period. (Such actuarial determination shall reflect the fact that amounts shall be payable from the Accrued Benefit Account as well as the Retirement Income Trust Fund and shall also reflect the amount and timing of any withdrawal(s) made by the Executive pursuant to Subsection 2.2.)

2.2   Withdrawals From Retirement Income Trust Fund.
Exercise of withdrawal rights by the Executive pursuant to the ______________ Grantor Trust agreement shall terminate the Bank's obligation to make any further Contributions to the Retirement Income Trust Fund, and the Bank's obligation to record Phantom Contributions pursuant to Subsection 2.1(c) shall commence. For purposes of this Subsection 2.2, "exercise of withdrawal rights" shall mean those withdrawal rights to which the Executive is entitled under Article III of the ______________ Grantor Trust agreement and shall exclude any distributions made by the trustee of the Retirement Income Trust Fund to the Executive for purposes of payment of income taxes in accordance with Subsection 2.1 of this Agreement and the tax reimbursement formula contained in the trust document, or other trust expenses properly payable from the ______________ Grantor Trust pursuant to the provisions of the trust document.

2.3   Benefits Payable From Retirement Income Trust Fund
Notwithstanding anything else to the contrary in this Agreement, in the event that the trustee of the Retirement Income Trust Fund purchases a life insurance policy with the Contributions to and, if applicable, earnings of the Trust, and such life insurance policy is intended to continue in force beyond the Payout Period for the disability or retirement benefits payable from the Retirement Income Trust Fund pursuant to this Agreement, then the Trustee shall have discretion to determine the portion of the cash value of such policy available for purposes of annuitizing the Retirement Income
Trust Fund to provide the disability or retirement benefits payable under this Agreement, after taking into consideration the amounts reasonably believed to be required in order to maintain the cash value of such policy to continue such policy in effect until the death of the Executive and payment of death benefits thereunder.

                                  SECTION III
                               RETIREMENT BENEFIT

3.1   (a)  Normal form of payment
If (i) the Executive is employed with the Bank until reaching his Retirement Age, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 3.1(a) shall be controlling with respect to retirement benefits.

      Upon attaining his Benefit Age, the Retirement Income Trust Fund shall become available to the Executive for any lump sum or period distributions which the Executive may desire, provided reasonable notice of such distribution(s) is communicated by the Executive to the trustee of the Retirement Income Trust Fund. In the event the Executive dies at any time after attaining his Benefit Age, but prior to complete liquidation of the Retirement Income Trust Fund, the balance of the Retirement Income Trust Fund shall be paid to the Executive's Beneficiary in a lump sum.

The Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence on the Executive's Benefit Eligibility Date. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all the payments due and owing hereunder, (i) the Bank shall pay to the Executive's Beneficiary the same monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or (ii) the Executive' Beneficiary may request to receive the remainder of any unpaid benefit payments in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the unpaid balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be made within thirty (30) days of such Board of Director approval.

(b) Alternative payout option
If (i) the Executive is employed with the Bank until reaching his Retirement Age, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 3.1(b) shall be controlling with respect to retirement benefits.

The balance of the Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 3.1(b) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 3.1(b) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

                                   SECTION IV
                          PRE-RETIREMENT DEATH BENEFIT

4.1   (a)  Normal form of payment
If (i) the Executive dies while employed by the Bank, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 4.1(a) shall be controlling with respect to pre-retirement death benefits.

The balance of the Executive's Retirement Income Trust Fund, measured as of the later of (i) the Executive's death, or (ii) the date any final lump sum Contribution is made pursuant to Subsection 2.1(b), shall be paid to the Executive's Beneficiary in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

        The Executive's Accrued Benefit Account (if applicable), measured as of the later of (i) the Executive's death or (ii) the date any final lump sum Phantom Contribution is recorded in the Accrued Benefit Account pursuant to Subsection 2.1(c), shall be annuitized (using the Interest Factor) into monthly installments and shall be payable to the Executive's Beneficiary for the Payout Period. Such benefit payments shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death, or if later, within thirty (30) days after any final lump sum Phantom Contribution is recorded in the Accrued Benefit Account in accordance with Subsection 2.1(c). The Executive's Beneficiary may request to receive the remainder of any unpaid monthly benefit payments due from the Accrued Benefit Account in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be payable within thirty (30) days of such Board of Director approval.

(b) Alternative payout option
If (i) the Executive dies while employed by the Bank, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 4.1(b) shall be controlling with respect to pre-retirement death benefits.

The balance of the Executive's Retirement Income Trust Fund, measured as of the later of (i) the Executive's death, or (ii) the date any final lump sum Contribution is made pursuant to Subsection 2.1(b), shall be paid to the Executive's Beneficiary in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the later of (i) the Executive's death, or (ii) the date any final Phantom Contribution is recorded pursuant to Subsection 2.1(c), shall be paid to the Executive's Beneficiary in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

                                   SECTION V
               BENEFIT(S) IN THE EVENT OF TERMINATION OF SERVICE
                            PRIOR TO RETIREMENT AGE

5.1 Voluntary or Involuntary Termination of Service Other Than for Cause. In the event the Executive's service with the Bank is voluntarily or involuntarily terminated prior to Retirement Age, for any reason including a Change in Control, but excluding (i) any disability related termination for which the Board of Directors has approved early payment of benefits pursuant to Subsection 6.1, (ii) the Executive's pre-retirement death, which shall be covered in
Section IV, or (iii) termination for Cause, which shall be covered in Subsection 5.2, the Executive (or his Beneficiary) shall be entitled to receive benefits in accordance with this Subsection 5.1. Payments of benefits pursuant to this Subsection 5.1 shall be made in accordance with Subsection 5.1 (a) or 5.1 (b) below, as applicable.
(a) Normal form of payment
(1) Executive Lives Until Benefit Age
If (i) after such termination, the Executive lives until attaining his Benefit Age, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 5.1(a)(1) shall be controlling with respect to retirement benefits.

Upon attaining his Benefit Age, the Retirement Income Trust Fund shall become available to the Executive for any lump sum or period distributions which the Executive may desire, provided reasonable notice of such distribution(s) is communicated by the Executive to the trustee of the Retirement Income Trust Fund. In the event the Participant dies at any time after attaining his Benefit Age, but prior to complete liquidation of the Retirement Income
Trust Fund, the balance of the Retirement Income Trust Fund shall be paid to the Executive's Beneficiary in a lump sum.

The Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence on the Executive's Benefit Eligibility Date. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all the payments due and owing hereunder,
(i) the Bank shall pay to the Executive's Beneficiary the same monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or (ii) the Executive's Beneficiary may request to receive the remainder of any unpaid benefit payments in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the unpaid balance of the Executive's Accrued Benefit Account.
Payment in such lump sum form shall be made only if the Executive's Beneficiary
(i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be made within thirty (30) days of such Board of Director approval.

(2) Executive Dies Prior to Benefit Age
If (i) after such termination, the Executive dies prior to attaining his Benefit Age, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 5.1(a)(2) shall be controlling with respect to retirement benefits.

The Retirement Income Trust Fund, measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary in a lump sum. Such benefit payment shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death.

The Executive's Accrued Benefit Account (if applicable), measured as of the date of the Executive's death, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such payments shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death. The Executive's Beneficiary may request to receive the unpaid balance of the Executive's Accrued Benefit Account in the form of a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Accrued Benefit Account in such lump sum form shall be made only if the Executive's Beneficiary
(i)obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death.
Such lump sum payment, if approved by the Board of Directors, shall be made within thirty (30) days of such Board of Director approval.
(b) Alternative Payout Option
(1) Executive Lives Until Benefit Age
If (i) after such termination, the Executive lives until attaining his Benefit Age, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 5.1(b)(1) shall be controlling with respect to retirement benefits.

The balance of the Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 5.1(b)(1) within thirty
(30) days of the date the Administrator receives notice of the Executive's death.

The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 5.1(b)(1) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

(2) Executive Dies Prior to Benefit Age
If (i) after such termination, the Executive dies prior to attaining his Benefit Age, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 5.1(b)(2) shall be controlling with respect to pre-retirement death benefits.

The balance of the Retirement Income Trust Fund, measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

5.2   Termination For Cause
If the Executive is terminated for Cause, all benefits under this Agreement, other than those which can be paid from previous Contributions to the Retirement Income Trust Fund (and earnings on such Contributions), shall be forfeited. Furthermore, no further Contributions (or Phantom Contributions, as applicable) shall be required of the Bank for the year in which such termination for Cause occurs (if not yet made). The Executive shall be entitled to receive a benefit in accordance with this Subsection 5.2.

The balance of the Executive's Retirement Income Trust Fund shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies prior to his Benefit Eligibility Date, his Beneficiary shall be entitled to receive the balance of the Executive's Retirement Income Trust Fund in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

                                   SECTION VI
                                 OTHER BENEFITS

6.1   (a) Disability Benefit
If the Executive's service is terminated prior to Retirement Age due to a disability which meets the criteria set forth below, the Executive may request to receive the Disability Benefit in lieu of the retirement benefit(s) available pursuant to Section 5.1 (which is (are) not available prior to the Executive's Benefit Eligibility Date).

In any instance in which: (i) it is determined by a duly licensed, independent physician selected by the Bank, that the Executive is no longer able, properly and satisfactorily, to perform his regular duties as an officer, because of ill health, accident, disability or general inability due to age, (ii) the Executive requests payment under this Subsection in lieu of Subsection 5.1, and (iii) Board of Director approval is obtained to allow payment under this Subsection, in lieu of Subsection 5.1, the Executive shall be entitled to the following lump sum benefit(s). The lump sum benefit(s) to which the Executive is entitled shall include: (i) the balance of the Retirement Income Trust Fund, plus (ii) the balance of the Accrued Benefit Account (if applicable). The benefit(s) shall be paid within thirty (30) days following the date of the Executive's request for such benefit is approved by the Board of Directors. In the event the Executive dies after becoming eligible for such payment(s) but before the actual payment(s) is (are) made, his Beneficiary shall be entitled to receive the benefit(s) provided for in this Subsection 6.1(a) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

(b)   Disability Benefit - Supplemental.
Furthermore, if Board of Director approval is obtained within thirty (30) days of the Executive's death, the Bank shall make a direct, lump sum payment to the Executive's Beneficiary in an amount equal to the sum of all remaining Contributions (or Phantom Contributions) set forth in Exhibit A, but not required pursuant to Subsection 2.1(b) (or 2.1(c)) due to the Executive's
disability-related termination.   Such lump sum payment, if approved by the
Board of Directors, shall be payable to the Executive's Beneficiary within thirty (30) days of such Board of Director approval.

6.2 Additional Death Benefit - Burial Expense. Upon the Executive's death, the Executive's Beneficiary shall also be entitled to receive a one-time lump sum death benefit in the amount of Ten Thousand Dollars ($10,000.00). This benefit shall be paid directly from the Bank to the Beneficiary and shall be provided specifically for the purpose of providing payment for burial and/or funeral expenses of the Executive. Such death benefit shall be payable within thirty (30) days from the date the Administrator receives notice of the Executive's death. The Executive's Beneficiary shall not be entitled to such benefit if the Executive is terminated for Cause prior to death.

                                  SECTION VII
                            BENEFICIARY DESIGNATION

The Executive shall make an initial designation of primary and secondary Beneficiaries upon execution of this Agreement and shall have the right to change such designation, at any subsequent time, by submitting to (i) the Administrator, and (ii) the trustee of the Retirement Income Trust Fund, in substantially the form attached as Exhibit B to this Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of this Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                  SECTION VIII
                          EXECUTIVE'S RIGHT TO ASSETS

The rights of the Executive, any Beneficiary, or any other person claiming through the Executive under this Agreement, shall be solely those of an unsecured general creditor of the Bank. The Executive, the Beneficiary, or any other person claiming through the Executive, shall only have the right to receive from the Bank those payments or amounts so specified under this Agreement. The Executive agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Agreement. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held under any trust for the benefit of the Executive or his Beneficiaries, unless such asset is contained in the rabbi trust described in Section XII of this Agreement. Any such asset shall be and remain, a general, unpledged asset of the Bank in the event of the Bank's insolvency.

                                   SECTION IX
                           RESTRICTIONS UPON FUNDING

The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement, other than those Contributions required to be made to the Retirement Income Trust Fund. The Executive, his Beneficiaries or any successor in interest to him shall be and remain simply a general unsecured creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right in its sole discretion to either purchase assets to meet its obligations undertaken by this Agreement or to refrain from the same and to determine the extent, nature, and method of such asset purchases. Should the Bank decide to purchase assets such as life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to replace such assets from time to time or to terminate its investment in such assets at any time, in whole or in part. At no time shall the Executive be deemed to have any lien, right, title or interest in or to any specific investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical examination and by supplying such additional information necessary to obtain such insurance or annuities.

                                   SECTION X
                                ACT PROVISIONS

10.1 Named Fiduciary and Administrator. The Bank shall be the Named Fiduciary and Administrator (the "Administrator") of this Agreement. As Administrator, the Bank shall be responsible for the management, control and administration of the Agreement as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

10.2 Claims Procedure and Arbitration. In the event that benefits under this Agreement are not paid to the Executive (or to his Beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty
(60) days from the date payments are refused. The Administrator shall review the written claim and, if the claim is denied, in whole or in part, it shall provide in writing, within ninety (90) days of receipt of such claim, its specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Administrator shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board of Arbitration shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board of Arbitration shall operate under any generally recognized set of arbitration rules.
The parties hereto agree that they, their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board of Arbitration with respect to any controversy properly submitted to it for determination.

                                   SECTION XI
                                 MISCELLANEOUS

11.1 No Effect on Employment Rights. Nothing contained herein will confer upon the Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Agreement.

11.2 State Law. The Agreement is established under, and will be construed according to, the laws of the state of New Hampshire, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

11.3 Severability. In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

11.4 Incapacity of Recipient. In the event the Executive is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

11.5 Unclaimed Benefit. The Executive shall keep the Bank informed of his current address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Executive is not made known to the Bank as of the date upon which any payment of any benefits from the Accrued Benefit Account may first be made, the Bank shall delay payment of the Executive's benefit payment(s) until the location of the Executive is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Executive until the expiration of thirty-six (36) months. Upon expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Executive's Beneficiary. If the location of the Executive's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Executive's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Executive and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of the Executive's Accrued Benefit Account provided for such Executive and/or Beneficiary under this Agreement.

11.6 Limitations on Liability. Notwithstanding any of the preceding provisions of the Agreement, no individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be personally liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

11.7 Gender. Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

11.8 Effect on Other Corporate Benefit Agreements. Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

11.9 Suicide. Notwithstanding anything to the contrary in this Agreement, if the Executive's death results from suicide, whether sane or insane, within twenty-six (26) months after execution of this Agreement, all further Contributions to the Retirement Income Trust Fund (or Phantom Contributions recorded in the Accrued Benefit Account) shall thereupon cease, and no Contribution (or Phantom Contribution) shall be made by the Bank to the Retirement Income Trust Fund (or recorded in the Accrued Benefit Account) in the year such death resulting from suicide occurs (if not yet made). All benefits other than those available from previous Contributions to the Retirement Income Trust Fund under this Agreement shall be forfeited, and this Agreement shall become null and void. The balance of the Retirement Income Trust Fund, measured as of the Executive's date of death, shall be paid to the Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

11.10 Inurement. This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators, and Beneficiaries.

11.11 Headings. Headings and sub-headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

11.12 Establishment of a Rabbi Trust. The Bank shall establish a rabbi trust into which the Bank shall contribute assets which shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" (as defined in such rabbi trust agreement), until the contributed assets are paid to the Executive and/or his Beneficiary in such manner and at such times as specified in this Agreement. It is the intention of the Bank that the contribution or contributions to the rabbi trust shall provide the Bank with a source of funds to assist it in meeting the liabilities of this Agreement.

11.13 Source of Payments. All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank or the assets of the rabbi trust, to the extent made from the Accrued Benefit Account. The Holding Company, however guarantees payment and provision of all amounts and benefits due to the Executive from the Accrued Benefit Account or Contribution to the Retirement Income Trust Fund and, if such Contributions, amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Holding Company.

                                  SECTION XII
                           AMENDMENT/PLAN TERMINATION

12.1 Amendment or Plan Termination. The Bank intends this Agreement to be permanent, but reserves the right to amend or terminate the Agreement when, in the sole opinion of the Bank, such amendment or termination is advisable. However, any termination of the Agreement which is done in anticipation of or pursuant to a "Change in Control", as defined in Subsection 1.9, shall be deemed to trigger Subsection 2.1(b)(2) (or 2.1(c)(2), as applicable) of the Agreement notwithstanding the Executive's continued employment, and benefit(s) shall be paid from the Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) in accordance with Subsection 12.2 below and with Subsections 2.1(b)(2) (or 2.1(c)(2), as applicable). Any amendment or termination of the Agreement by the Bank shall be made pursuant to a resolution of the Board of Directors of the Bank and shall be effective as of the date of such resolution. No amendment or termination of the Agreement by the Bank shall directly or indirectly deprive the Executive of all or any portion of the Executive's Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) as of the effective date of the resolution amending or terminating the Agreement.

Notwithstanding the above, if the Executive does not exercise any withdrawal rights pursuant to Subsection 2.2, and if at any time after the final Contribution is made to the Retirement Income Trust Fund the Executive elects to terminate the Retirement Income Trust Fund and receive a distribution of the assets of the Retirement Income Trust Fund, then upon such distribution this Agreement shall terminate.

12.2 Executive's Right to Payment Following Plan Termination. In the event of a termination of the Agreement, the Executive shall be entitled to the balance, if any, of his Retirement Income Trust Fund (and Accrued Benefit Account, if applicable). However, if such termination is done in anticipation of or pursuant to a "Change in Control," such balance(s) shall include the final Contribution (or final Phantom Contribution) made (or recorded) pursuant to Subsection 2.1(b)(2) (or 2.1(c)(2)). Payment of the balance(s) of the Executive's Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) shall not be dependent upon his continuation of employment with the Bank following the termination date of the Agreement. Payment of the balance(s) of the Executive's Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) shall be made in a lump sum within thirty (30) days of the date of termination of the Agreement.

                                  SECTION XIII
                                   EXECUTION

13.1 This Agreement and the ______________ Grantor Trust agreement set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement and the ______________ Grantor Trust agreement.

13.2 This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

                 [Remainder of Page Intentionally Left Blank]



















      IN WITNESS WHEREOF, the Bank and the Executive have caused this Agreement to be executed on the day and date first above written.

ATTEST:						GRANITE BANK:




                                                        By:
Secretary                                                       (Title)


ATTEST:						GRANITE STATE BANKSHARES,
INC.


__________________________			By:
                                                   ____________________________
Secretary

                                                   ____________________________
                                                   (Title)






WITNESS:						EXECUTIVE:





EXHIBIT A


                            CONDITIONS, ASSUMPTIONS,
                                      AND
              SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS

                               WILLIAM C. HENSON

1.	Interest Factor - for purposes of:

        a. the Accrued Benefit Account - shall be Six percent (6%) per annum, compounded monthly.

        b. the Retirement Income Trust Fund - for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the William Henson Grantor Trust shall exercise discretion in selecting the appropriate rate given the nature of the investments contained in the Retirement Income
            Trust Fund and the expected return associated with the investments.

2.	The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank through the earlier of the Executive's death or Retirement Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to Six percent (6%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3.	Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to One Hundred Eighteen Thousand One Hundred Seventeen Dollars ($118,117.00) at age 65 if paid entirely from the Accrued Benefit Account and Seventy Thousand Nine Hundred and Three Dollars ($70,903) is paid from the Retirement Income Trust Fund.

	The Supplemental Retirement Income Benefit:

        - the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account). The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

        - the Supplemental Retirement Income Benefit is determined by multiplying the Specified Wage Replacement Percentage (i.e., 70%) by the projected salary of the Executive at age 60 less the final projected wage replacement for the Executive at age 65 (expressed as a dollar amount) from the Bank's defined benefit plan. Although the Supplemental Retirement Income Benefit will be based on a specified percentage of the Executive's wages at 60, the benefit will be expensed and accrued to age 65.


4.      Schedule of Annual Gross Contributions/Phantom Contributions

        Plan Year                                       Amount

        1999                                            $ 50,738
        2000                                              50,738
        2001                                              50,738
        2002                                              50,738
        2003                                              50,738
        2004                                              50,738
        2005                                              50,738
        2006                                              50,738
        2007                                              50,738
        2008                                              50,738
        2009                                              50,738
        2010                                              50,738
        2011                                              50,738
        2012                                              50,738
        2013                                              50,738
        2014                                              50,738
        2015                                              50,738
        2016                                              50,738
        2017                                              50,738
        2018                                              50,738
        2019                                              50,738
        2020                                              61,335













                              Exhibit A - Cont'd.







EXHIBIT A

                            CONDITIONS, ASSUMPTIONS,
                                      AND
              SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS

                              CHARLES B. PAQUETTE


1.	Interest Factor - for purposes of:

        a. the Accrued Benefit Account - shall be Six percent (6%) per annum, compounded monthly.

        b. the Retirement Income Trust Fund - for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the Charles B. Paquette Grantor Trust shall exercise discretion in selecting the appropriate rate given the nature of the investments contained in the Retirement Income
            Trust Fund and the expected return associated with the investments.

2.	The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank through the earlier of the Executive's death or Retirement Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to Six percent (6%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3.	Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to One Hundred Eighteen Thousand One Hundred Seventeen Dollars ($118,117.00) at age 65 if paid entirely from the Accrued Benefit Account and Seventy Thousand Nine Hundred and Three Dollars ($70,903) is paid from the Retirement Income Trust Fund.

	The Supplemental Retirement Income Benefit:

        - the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account). The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

        - the Supplemental Retirement Income Benefit is determined by multiplying the Specified Wage Replacement Percentage (i.e., 70%) by the projected salary of the Executive at age 60 less the final projected wage replacement for the Executive at age 65 (expressed as a dollar amount) from the Bank's defined benefit plan. Although the Supplemental Retirement Income Benefit will be based on a specified percentage of the Executive's wages at 60, the benefit will be expensed and accrued to age 65.

4.      Schedule of Annual Gross Contributions/Phantom Contributions

        Plan Year                                       Amount

        1999                                            $ 60,586
        2000                                              60,586
        2001                                              60,586
        2002                                              60,586
        2003                                              60,586
        2004                                              60,586
        2005                                              60,586
        2006                                              60,586
        2007                                              60,586
        2008                                              60,586
        2009                                              60,586
        2010                                              60,586
        2011                                              60,586
        2012                                              60,586
        2013                                              60,586
        2014                                              60,586
        2015                                              60,586
        2016                                              60,586
        2017                                              74,221













                              Exhibit A - Cont'd.
EXHIBIT A

                            CONDITIONS, ASSUMPTIONS,
                                      AND
              SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS

                                WILLIAM G. PIKE

1.	Interest Factor - for purposes of:

        a. the Accrued Benefit Account - shall be Six percent (6%) per annum, compounded monthly.

        b. the Retirement Income Trust Fund - for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the William G. Pike Grantor Trust shall exercise discretion in selecting the appropriate rate given the nature of the investments contained in the Retirement Income
            Trust Fund and the expected return associated with the investments.

2.	The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank through the earlier of the Executive's death or Retirement Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to Six percent (6%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3.	Supplemental Retirement Income Benefit means an actuarially
determined annual amount equal to Sixty Four Thousand Nine Hundred Sixty Seven Dollars ($64,967) at age 65 if paid entirely from the Accrued Benefit Account and Thirty Eight Thousand Nine Hundred Eighty Dollars ($38,980) is paid from the Retirement Income Trust Fund.

	The Supplemental Retirement Income Benefit:

        - the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account). The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

        - the Supplemental Retirement Income Benefit is determined by multiplying the Specified Wage Replacement Percentage (i.e., 50%) by the projected salary of the Executive at age 60 less the final projected wage replacement for the Executive at age 65 (expressed as a dollar amount) from the Bank's defined benefit plan. Although the Supplemental Retirement Income Benefit will be based on a specified percentage of the Executive's wages at 60, the benefit will be expensed and accrued to age 65.



4.      Schedule of Annual Gross Contributions/Phantom Contributions

        Plan Year                                       Amount

        1999                                            $ 34,419
        2000                                              34,419
        2001                                              34,419
        2002                                              34,419
        2003                                              34,419
        2004                                              34,419
        2005                                              34,419
        2006                                              34,419
        2007                                              34,419
        2008                                              34,419
        2009                                              34,419
        2010                                              34,419
        2011                                              34,419
        2012                                              34,419
        2013                                              34,419
        2014                                              34,419
        2015                                              34,419
        2016                                              38,123














                                   Exhibit B


               EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
                            BENEFICIARY DESIGNATION

	The Executive, under the terms of the Executive Supplemental Retirement Income Agreement executed by the Bank, dated the 1st day of April, 1999, hereby designates the following Beneficiary(ies) to receive any guaranteed payments or death benefits under such Agreement, following his death:


PRIMARY BENEFICIARY:  	_________________________________________________

SECONDARY BENEFICIARY:	_________________________________________________


        This Beneficiary Designation hereby revokes any prior Beneficiary Designation which may have been in effect.

	Such Beneficiary Designation is revocable.


DATE: ______________________, 19____


___________________________________	         ______________________________
(WITNESS)                                                        EXECUTIVE
___________________________________
(WITNESS)





                                   Exhibit C


        EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
        NOTICE OF ELECTION TO CHANGE FORM OF PAYMENT

TO:	Bank
	Attention:

	I hereby give notice of my election to change the form of payment of my Supplemental Retirement Income Benefit, as specified below. I understand that such notice, in order to be effective, must be submitted in accordance with the time requirements described in my Executive Supplemental Retirement Income Agreement.

        I hereby elect to change the form of payment of my benefits from monthly installments throughout my Payout Period to a lump sum benefit payment.

                                             ______________________________
                                             Executive

                                             ______________________________
                                             Date

                                             Acknowledged
                                             By:    _______________________


                                             Title: _______________________


                                             ______________________________
                                             Date